Exhibit 99.1

Tidewater Inc. 6002 Rogerdale Road, Suite 600 Houston, TX 77072-1655, USA +1.713.470.5300

Tidewater Reports Results for the Three and Twelve Months Ending December 31, 2020

HOUSTON, March 4, 2021 — Tidewater Inc. (NYSE:TDW) announced today revenue for the three and twelve months ending December 31, 2020, of $91.9 million and $397.0 million, respectively compared with $118.8 million and $486.5 million, respectively, for the three and twelve months ending December 31, 2019. Tidewater's net losses for the three and twelve months ending December 31, 2020, were $29.2 million ($0.72 per share) and $196.2 million ($4.86 per share), respectively, compared with $59.9 million ($1.52 per share) and $141.7 million ($3.71 per share), respectively, for the three and twelve months ending December 31, 2019. Included in the net losses for the three and twelve months ending December 31, 2020 were impairment charges related to assets held for sale, affiliate credit losses, affiliate guaranteed obligation, inventory obsolescence and general and administrative severance expenses totaling $6.2 million and $130.6 million, respectively. Excluding these costs, we would have reported a net loss for the three months ending December 31, 2020 of $23.1 million ($0.57 per common share) and a net loss for the twelve months ending December 31, 2020 of $65.6 million ($1.63 per common share). Excluding long-lived asset impairments and one-time expenses, net losses for the three and twelve months ending December 31, 2019 were $25.2 million (or $0.64 per common share) and $91.4 million (or $2.39) per common share), respectively.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, "I am pleased to report that we again generated free cash flow in the latest quarter and that we generated $52.7 million of free cash flow for the calendar year. Achieving these results during a considerably challenging year was due to the ability of our offshore and onshore team to quickly and skillfully adjust to the changing market.

“The offshore supply vessel market continues to evolve, and the ability of Tidewater to continue to transform itself is key to delivering top value to our shareholders. In addition to adapting to the market changes mentioned previously, Tidewater’s digital transformation has been underway since the 2018 merger. We were featured in a press release by global satellite provider Inmarsat last month regarding the completion of our high bandwidth vessel connectivity. This connectivity allows us to expand our in-house suite of tablet-based applications directly to the vessel, which will enable us to provide comprehensive real-time vessel system monitoring as well as administrative efficiencies.

“The other transformation we are embracing is how our business contributes to a lower carbon future. Shipping is a hard to abate industry, and although the hydrocarbon fuels utilized by our working vessels are provided by our customers, our ability to contribute to a lower carbon future by working with our customers to reduce carbon emissions through operational efficiencies enabled by the utilization of the technology platform referenced previously, and by working with our customers on the adoption of currently available hybrid battery and other environmentally friendly technologies are two pathways to contributing immediately to the environment.

“While we remained focused on capital expenditure and working capital management, we continued our commitment to improving the operational and environmental efficiency of our fleet through investments this past quarter in communications, hybrid battery technologies, and strategic vessel acquisitions. A key element of our strategy going forward is the reduction of emissions through technology and operational efficiency. Our vessels operating with hybrid technology throughout 2020 achieved baseline emissions reductions as high as 18%. In addition, approximately 10% of our vessels were engaged in renewable energy activities during the year.

“Our fleet development program includes the sale or recycling of vessels that are deemed uneconomic or that do not meet our future strategic goals, and the acquisition of high-specification tonnage that meets our carbon reduction and financial return objectives. In 2020, we completed the disposal of 56 vessels and other assets for total proceeds of $38.3 million, and we acquired 11 modern crew boats that are more fuel efficient than our current fleet for $5.3 million.

“During the year, we reduced outstanding debt by $96.2 million and decreased our net debt position by $23.8 million.  We ended the year with $155.2 million of cash on hand.

“I want to extend my gratitude to the many dedicated women and men across Tidewater who are responsible for the company’s notable performance in such a challenging year. Through their commitment and talent, I am confident that we will continue to transform Tidewater, and that we will leverage opportunities for growth as the renewable energy market evolves and the hydrocarbon energy market normalizes.”

In addition to the number of outstanding shares, as of December 31, 2020, the company also has the following in the money warrants.

Common shares outstanding	40,704,984
New Creditor Warrants (strike price $0.001 per common share)	657,203
GulfMark Creditor Warrants (strike price $0.01 per common share)	815,575
Total	42,177,762

Tidewater will hold a conference call to discuss results for the three and twelve-month periods ending December 31, 2020 on March 5, 2021, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1-888-771-4371 if calling from the U.S. or Canada (+1-847-585-4405 if calling from outside the U.S.) and asking for the “Tidewater” call just prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com

A replay of the conference call will be available beginning at 10:30 a.m. Central Time on March 5, 2021 and will continue until 11:59 p.m. Central Time on April 5, 2021. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with more than 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: All per-share amounts are stated on a diluted basis.

Financial information is displayed beginning on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Revenues:
Vessel revenues	$87,830	116,539	386,174	477,015
Other operating revenues	4,029	2,237	10,864	9,534
Total revenues	91,859	118,776	397,038	486,549
Costs and expenses:
Vessel operating costs	63,397	85,935	268,780	329,196
Costs of other operating revenues	342	916	3,405	2,800
General and administrative	16,992	22,406	73,447	103,716
Depreciation and amortization	30,681	28,226	116,709	101,931
Long-lived asset impairments and other	6,475	32,549	74,109	37,773
Affiliate credit loss impairment expense	(600)	—	52,981	—
Affiliate guarantee obligation	—	—	2,000	—
Gain on asset dispositions, net	(80)	(1,217)	(7,591)	(2,263)
	117,207	168,815	583,840	573,153
Operating loss	(25,348)	(50,039)	(186,802)	(86,604)
Other income (expense):
Foreign exchange loss	(2,880)	(945)	(5,245)	(1,269)
Equity in net losses of unconsolidated companies	164	(2,717)	164	(3,152)
Dividend income from unconsolidated companies	—	—	17,150	—
Interest income and other, net	144	690	1,228	6,598
Interest and other debt costs, net	(5,984)	(6,282)	(24,156)	(29,068)
Total other expense	(8,556)	(9,254)	(10,859)	(26,891)
Loss before income taxes	(33,904)	(59,293)	(197,661)	(113,495)
Income tax (benefit) expense	(4,477)	1,281	(965)	27,724
Net loss	$(29,427)	(60,574)	(196,696)	(141,219)
Less: Net income (loss) attributable to noncontrolling interests	(180)	(721)	(454)	524
Net loss attributable to Tidewater Inc.	$(29,247)	(59,853)	(196,242)	(141,743)
Basic loss per common share	(0.72)	(1.52)	(4.86)	(3.71)
Diluted loss per common share	(0.72)	(1.52)	(4.86)	(3.71)
Weighted average common shares outstanding	40,604	39,504	40,355	38,205
Dilutive effect of stock options and restricted stock	—	—	—	—
Adjusted weighted average common shares	40,604	39,504	40,355	38,205

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	December 31,	December 31,
ASSETS	2020	2019
Current assets:
Cash and cash equivalents	$149,933	218,290
Restricted cash	2,079	5,755
Trade and other receivables, less allowance for credit losses of $1,516 as of December 31, 2020 and less allowance for doubtful accounts of $70 as of December 31, 2019	112,623	110,180
Due from affiliate, less allowance for credit losses of $71,800 as of December 31, 2020 and less due from affiliate allowance of $20,083 as of December 31, 2019	62,050	125,972
Marine operating supplies	15,876	21,856
Assets held for sale	34,396	39,287
Prepaid expenses and other current assets	11,692	15,956
Total current assets	388,649	537,296
Net properties and equipment	780,318	938,961
Deferred drydocking and survey costs	56,468	66,936
Other assets	25,742	36,335
Total assets	$1,251,177	1,579,528

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$16,981	27,501
Accrued costs and expenses	52,422	74,000
Due to affiliates	53,194	50,186
Current portion of long-term debt	27,797	9,890
Other current liabilities	32,785	24,100
Total current liabilities	183,179	185,677
Long-term debt	164,934	279,044
Other liabilities and deferred credits	79,792	98,397

Commitments and contingencies

Equity:
Common stock	41	40
Additional paid-in-capital	1,371,809	1,367,521
Accumulated deficit	(548,931)	(352,526)
Accumulated other comprehensive loss	(804)	(236)
Total stockholder's equity	822,115	1,014,799
Noncontrolling interests	1,157	1,611
Total equity	823,272	1,016,410
Total liabilities and equity	$1,251,177	1,579,528

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Net loss	$(29,427)	$(60,574)	$(196,696)	$(141,219)
Other comprehensive income (loss):
Change in supplemental executive retirement plan pension liability, net of tax of $0, $0, $0 and $0, respectively	(2,011)	(2,121)	(2,309)	(2,121)
Change in pension plan minimum liability, net of tax of $0, $0, $0, and $0, respectively	101	(309)	1,741	(309)
Total comprehensive loss	$(31,337)	$(63,004)	$(197,264)	$(143,649)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Twelve Months	Twelve Months
	Ended	Ended
	December 31,	December 31,
	2020	2019
Operating activities:
Net loss	$(196,696)	$(141,219)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	73,030	77,045
Amortization of deferred drydocking and survey costs	43,679	24,886
Amortization of debt premiums and discounts	3,961	(4,877)
Provision for deferred income taxes	1,224	672
Gain on asset dispositions, net	(7,591)	(2,263)
Affiliate credit loss impairment expense	52,981	—
Affiliate guarantee obligation	2,000	—
Long-lived asset impairments and other	74,109	37,773
Changes in investments in unconsolidated companies	—	1,039
Stock-based compensation expense	5,117	19,603
Changes in operating assets and liabilities, net:
Trade and other receivables	(2,606)	1,086
Changes in due to/from affiliate, net	11,949	22,193
Accounts payable	(10,520)	(4,438)
Accrued expenses	(17,551)	8,189
Deferred drydocking and survey costs	(33,271)	(70,437)
Other, net	4,171	(675)
Net cash provided by (used in) operating activities	3,986	(31,423)
Cash flows from investing activities:
Proceeds from sales of assets	38,296	28,847
Additions to properties and equipment	(14,900)	(17,998)
Net cash provided by investing activities	23,396	10,849
Cash flows from financing activities:
Principal payments on long-term debt	(98,080)	(133,693)
Premium paid for redemption of secured notes	—	(11,402)
Tax on share-based award	(828)	(4,467)
Other	(857)	—
Net cash used in financing activities	(99,765)	(149,562)
Net change in cash, cash equivalents and restricted cash	(72,383)	(170,136)
Cash, cash equivalents and restricted cash at beginning of period	227,608	397,744
Cash, cash equivalents and restricted cash at end of period	$155,225	$227,608

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$21,235	32,687
Income taxes	13,018	14,378

Note (A):  Cash, cash equivalents and restricted cash at December 31, 2020 includes $3.2 million in long-term restricted cash.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	(deficit)	loss	interest	Total
Balance at December 31, 2018	$37	1,352,388	(210,783)	2,194	1,087	1,144,923
Total comprehensive income (loss)	—	—	(141,743)	(2,430)	524	(143,649)
Issuance of common stock from exercise of warrants	3	(3)	—	—	—	—
Amortization/cancellation of restricted stock units	—	15,136	—	—	—	15,136
Balance at December 31, 2019	$40	1,367,521	(352,526)	(236)	1,611	1,016,410
Total comprehensive income (loss)	—	—	(196,242)	(568)	(454)	(197,264)
Adoption of credit loss accounting standard	—	—	(163)	—	—	(163)
Issuance of common stock from exercise of warrants	1	(1)	—	—	—	—
Amortization of restricted stock units	—	4,289	—	—	—	4,289
Balance at December 31, 2020	$41	1,371,809	(548,931)	(804)	1,157	823,272

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Three Months Ended				Twelve Months Ended
	December 31,		December 31,		December 31,		December 31,
	2020		2019		2020		2019
(In thousands)		%		%		%		%
Vessel revenues:
Americas	$32,068	37%	$33,333	29%	$126,676	33%	$136,958	29%
Middle East/Asia Pacific	25,042	29%	26,651	23%	97,133	25%	90,321	19%
Europe/Mediterranean	15,775	18%	29,180	25%	83,602	22%	123,711	26%
West Africa	14,945	17%	27,375	23%	78,763	20%	126,025	26%
Total vessel revenues	$87,830	100%	$116,539	100%	$386,174	100%	$477,015	100%
Vessel operating costs:
Crew costs	$36,760	42%	$46,071	40%	$156,624	41%	$187,599	39%
Repair and maintenance	8,027	9%	15,181	13%	31,213	8%	47,761	10%
Insurance	1,447	2%	1,174	1%	7,195	2%	6,129	1%
Fuel, lube and supplies	6,221	7%	9,782	8%	29,113	7%	36,359	8%
Other	10,942	12%	13,726	12%	44,635	12%	51,348	11%
Total vessel operating costs	63,397	72%	85,935	74%	268,780	70%	329,196	69%
Vessel operating margin (A)	$24,433	28%	$30,604	26%	$117,394	30%	$147,819	31%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Three Months Ended				Twelve Months Ended
	December 31,		December 31,		December 31,		December 31,
	2020		2019		2020		2019
(In thousands)		%		%		%		%
Vessel operating profit (loss):
Americas	$1,496	2%	$(2,507)	(2)%	$4,944	1%	$(805)	(0)%
Middle East/Asia Pacific	(3,456)	(4)%	(1,946)	(2)%	(5,935)	(1)%	(6,044)	(1)%
Europe/Mediterranean	(4,543)	(5)%	(521)	(0)%	(8,629)	(2)%	(1,289)	(0)%
West Africa	(8,493)	(9)%	(3,593)	(3)%	(27,508)	(7)%	8,298	2%
Other operating profit	3,686	4%	1,353	1%	7,458	2%	6,734	1%
	(11,310)	(12)%	(7,214)	(6)%	(29,670)	(7)%	6,894	1%

Corporate expenses (A)	(8,243)	(9)%	(11,493)	(10)%	(35,633)	(9)%	(57,988)	(12)%
Gain on asset dispositions, net	80	0%	1,217	1%	7,591	2%	2,263	0%
Affiliate credit loss impairment expense	600	0%	—	0%	(52,981)	(13)%	—	0%
Affiliate guarantee obligation	—	0%	—	0%	(2,000)	(1)%	—	0%
Long-lived asset impairments and other	(6,475)	(7)%	(32,549)	(27)%	(74,109)	(19)%	(37,773)	(8)%
Operating loss	$(25,348)	(28)%	$(50,039)	(42)%	$(186,802)	(47)%	$(86,604)	(18)%

Note (A):  General and administrative expenses for the three and twelve months ended December 31, 2020 include stock-based compensation of $1.2 million and $5.1 million, respectively.  General and administrative expenses for the three and twelve months ended December 31, 2019 includes stock-based compensation of $3.0 million and $19.6 million, respectively. In addition, general and administrative costs for the three and twelve months ended December 31, 2020 include $0.3 million and $1.5 million, respectively, of severance and similar costs related to integrating Tidewater and GulfMark operations.  General and administrative expenses for the three and twelve months ended December 31, 2019 include $2.1 million and $12.6 million, respectively, of severance and other costs related to integrating Tidewater and GulfMark operations.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Revenues:
Vessel revenues	$87,830	85,395	100,975	111,974	116,539
Other operating revenues	4,029	1,072	1,369	4,394	2,237
Total revenues	91,859	86,467	102,344	116,368	118,776
Costs and expenses:
Vessel operating costs	63,397	61,784	64,774	78,825	85,935
Costs of other operating revenue	342	219	171	2,673	916
General and administrative (A)	16,992	17,438	17,597	21,420	22,406
Depreciation and amortization	30,681	30,777	28,144	27,107	28,226
Long-lived asset impairments and other	6,475	1,945	55,482	10,207	32,549
Affiliate credit loss impairment expense	(600)	—	53,581	—	—
Affiliate guarantee obligation	—	—	2,000	—	—
Gain on asset dispositions, net	(80)	(520)	(1,660)	(5,331)	(1,217)
Total operating costs and expenses	117,207	111,643	220,089	134,901	168,815
Operating loss	(25,348)	(25,176)	(117,745)	(18,533)	(50,039)
Other income (expense):
Foreign exchange gain (loss)	(2,880)	(1,153)	(2,076)	864	(945)
Equity in net (losses) earnings of unconsolidated companies	164	—	—	—	(2,717)
Dividend income from unconsolidated company	—	—	17,150	—	—
Interest income and other, net	144	272	696	116	690
Interest and other debt costs, net	(5,984)	(6,071)	(5,959)	(6,142)	(6,282)
Total other expense	(8,556)	(6,952)	9,811	(5,162)	(9,254)
Loss before income taxes	(33,904)	(32,128)	(107,934)	(23,695)	(59,293)
Income tax (benefit) expense	(4,477)	5,953	2,730	(5,171)	1,281
Net loss	(29,427)	(38,081)	(110,664)	(18,524)	(60,574)
Net income (loss) attributable to noncontrolling interests	(180)	(154)	(41)	(79)	(721)
Net loss attributable to Tidewater Inc.	$(29,247)	(37,927)	(110,623)	(18,445)	(59,853)
Basic loss per common share	(0.72)	(0.94)	(2.74)	(0.46)	(1.52)
Diluted loss per common share	(0.72)	(0.94)	(2.74)	(0.46)	(1.52)
Weighted average common shares outstanding	40,604	40,405	40,306	40,101	39,504
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	40,604	40,405	40,306	40,101	39,504
Vessel operating margin	$24,433	$23,611	$36,201	$33,149	$30,604

Note (A) One-time integration related costs related to the business combination with GulfMark	$291	641	446	129	2,123

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
ASSETS	2020	2020	2020	2020	2019

Current assets:
Cash and cash equivalents	$149,933	192,243	203,119	187,802	218,290
Restricted cash	2,079	26,401	19,880	12,461	5,755
Trade and other receivables, net	112,623	100,583	115,008	119,455	110,180
Due from affiliate, less allowances	62,050	65,692	65,766	128,204	125,972
Marine operating supplies	15,876	17,808	20,580	21,944	21,856
Assets held for sale	34,396	19,163	29,064	26,142	39,287
Prepaid expenses and other current assets	11,692	18,925	20,350	22,185	15,956
Total current assets	388,649	440,815	473,767	518,193	537,296
Net properties and equipment	780,318	820,876	839,912	922,979	938,961
Deferred drydocking and survey costs	56,468	63,975	74,585	81,981	66,936
Other assets	25,742	25,108	27,411	29,971	36,335
Total assets	$1,251,177	1,350,774	$1,415,675	$1,553,124	$1,579,528

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$16,981	12,953	17,111	30,711	27,501
Accrued costs and expenses	52,422	55,811	60,993	72,854	74,000
Due to affiliates	53,194	53,355	48,803	50,013	50,186
Current portion of long-term debt	27,797	9,576	9,437	9,104	9,890
Other current liabilities	32,785	31,599	25,815	26,953	24,100
Total current liabilities	183,179	163,294	162,159	189,635	185,677
Long-term debt	164,934	246,179	273,215	273,015	279,044
Other liabilities and deferred credits	79,792	87,724	90,301	91,578	98,397

Equity:
Common stock	41	40	40	40	40
Additional paid-in-capital	1,371,809	1,370,778	1,369,645	1,368,325	1,367,521
Accumulated deficit	(548,931)	(519,684)	(481,757)	(371,134)	(352,526)
Accumulated other comprehensive income (loss)	(804)	1,106	581	133	(236)
Total stockholder's equity	822,115	852,240	888,509	997,364	1,014,799
Noncontrolling interests	1,157	1,337	1,491	1,532	1,611
Total equity	823,272	853,577	890,000	998,896	1,016,410
Total liabilities and equity	$1,251,177	1,350,774	1,415,675	1,553,124	1,579,528

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$8,856	12,337	16,963	64,184	57,771
DTDW (Nigeria)	—	—	—	14,007	18,015
Total	$8,856	12,337	16,963	78,191	75,786

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$25,706	22,836	27,858	22,882	22,883
Towing-supply	4,603	4,119	4,455	7,243	8,639
Other	1,759	1,750	1,731	1,734	1,811
Total	32,068	28,705	34,044	31,859	33,333
Middle East/Asia Pacific fleet:
Deepwater	$16,822	13,819	14,195	14,326	16,015
Towing-supply	8,220	9,461	9,788	10,502	10,636
Total	25,042	23,280	23,983	24,828	26,651
Europe/Mediterranean fleet:
Deepwater	$15,621	17,578	20,476	29,163	28,652
Towing-supply	—	(13)	—	179	528
Other	154	151	144	149	—
Total	15,775	17,716	20,620	29,491	29,180
West Africa fleet:
Deepwater	$6,237	4,905	8,748	12,102	14,066
Towing-supply	5,202	7,711	11,029	10,521	9,981
Other	3,506	3,078	2,552	3,173	3,328
Total	$14,945	15,694	22,329	25,796	27,375
Worldwide fleet:
Deepwater	$64,386	59,137	71,277	78,473	81,616
Towing-supply	18,025	21,278	25,271	28,445	29,784
Other	5,419	4,980	4,427	5,056	5,139
Total	$87,830	85,395	100,975	111,974	116,539

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	32	32	32	32	31
Towing-supply	10	12	15	17	17
Other	3	3	3	3	4
Total	45	47	50	52	52
Stacked vessels	(15)	(17)	(17)	(17)	(15)
Active vessels	30	30	33	35	37
Middle East/Asia Pacific fleet:
Deepwater	21	22	26	27	27
Towing-supply	22	23	26	28	28
Total	43	45	52	55	55
Stacked vessels	(3)	(4)	(9)	(10)	(10)
Active vessels	40	41	43	45	45
Europe/Mediterranean fleet:
Deepwater	31	32	36	39	42
Towing-supply	-	-	1	2	3
Total	31	32	37	41	45
Stacked vessels	(16)	(17)	(17)	(11)	(15)
Active vessels	15	15	20	30	30
West Africa fleet:
Deepwater	20	25	26	26	27
Towing-supply	13	17	18	19	19
Other	23	16	19	20	21
Total	56	58	63	65	67
Stacked vessels	(16)	(31)	(21)	(21)	(22)
Active vessels	40	27	42	44	45
Worldwide fleet:
Deepwater	104	111	120	124	126
Towing-supply	45	52	60	66	68
Other	26	19	22	23	25
Total	175	182	202	213	219
Stacked vessels	(50)	(69)	(64)	(60)	(62)
Active vessels	125	113	138	153	157

Total active	125	113	138	153	157
Total stacked	50	69	64	60	62
Total joint venture and other vessels	3	3	3	3	4
Total	178	185	205	216	223

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,944	2,996	2,940	2,873	2,852
Towing-supply	898	1,098	1,329	1,547	1,580
Other	276	276	273	285	368
Total	4,118	4,370	4,542	4,705	4,800
Middle East/Asia Pacific fleet:
Deepwater	1,932	2,025	2,411	2,496	2,453
Towing-supply	2,032	2,118	2,342	2,512	2,576
Total	3,964	4,143	4,753	5,008	5,029
Europe/Mediterranean fleet:
Deepwater	2,852	2,916	3,256	3,581	3,848
Towing-supply	—	24	91	122	276
Total	2,852	2,940	3,347	3,703	4,124
West Africa fleet:
Deepwater	1,840	2,269	2,366	2,366	2,439
Towing-supply	1,196	1,588	1,654	1,729	1,779
Other	2,095	1,469	1,698	1,820	1,932
Total	5,131	5,326	5,718	5,915	6,150
Worldwide fleet:
Deepwater	9,568	10,206	10,973	11,316	11,592
Towing-supply	4,126	4,828	5,416	5,910	6,211
Other	2,371	1,745	1,971	2,105	2,300
Total	16,065	16,779	18,360	19,331	20,103

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	1,105	1,134	863	873	656
Towing-supply	189	362	601	593	568
Other	92	92	91	103	184
Total	1,386	1,588	1,555	1,569	1,408
Middle East/Asia Pacific fleet:
Deepwater	92	185	500	546	552
Towing-supply	177	186	310	396	399
Total	269	371	810	942	951
Europe/Mediterranean fleet:
Deepwater	1,448	1,522	1,422	1,004	1,196
Towing-supply	—	24	91	0	153
Total	1,448	1,546	1,513	1,004	1,349
West Africa fleet:
Deepwater	1,288	1,809	919	819	766
Towing-supply	644	882	563	469	583
Other	417	181	446	637	643
Total	2,349	2,872	1,928	1,925	1,992
Worldwide fleet:
Deepwater	3,933	4,650	3,704	3,242	3,170
Towing-supply	1,010	1,454	1,565	1,458	1,703
Other	509	273	537	740	827
Total	5,452	6,377	5,806	5,440	5,700

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,839	1,862	2,077	2,000	2,196
Towing-supply	709	736	728	954	1,012
Other	184	184	182	182	184
Total	2,732	2,782	2,987	3,136	3,392
Middle East/Asia Pacific fleet:
Deepwater	1,840	1,840	1,911	1,950	1,901
Towing-supply	1,855	1,932	2,032	2,116	2,177
Total	3,695	3,772	3,943	4,066	4,078
Europe/Mediterranean fleet:
Deepwater	1,404	1,394	1,834	2,577	2,652
Towing-supply	—	—	—	122	123
Total	1,404	1,394	1,834	2,699	2,775
West Africa fleet:
Deepwater	552	460	1,447	1,547	1,673
Towing-supply	552	706	1,091	1,260	1,196
Other	1,678	1,288	1,252	1,183	1,289
Total	2,782	2,454	3,790	3,990	4,158
Worldwide fleet:
Deepwater	5,635	5,556	7,269	8,074	8,422
Towing-supply	3,116	3,374	3,851	4,452	4,508
Other	1,862	1,472	1,434	1,365	1,473
Total	10,613	10,402	12,554	13,891	14,403

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	53.2%	51.7%	64.3%	57.7%	61.7%
Towing-supply	67.7	50.0	43.5	54.9	58.6
Other	66.7	66.7	65.2	63.1	50.0
Total	57.2%	52.2%	58.3%	57.1%	59.8%
Middle East/Asia Pacific fleet:
Deepwater	78.2%	67.4%	57.9%	56.8%	66.7%
Towing-supply	62.5	72.3	68.2	69.2	70.0
Total	70.2%	69.9%	63.0%	63.0%	68.4%
Europe/Mediterranean fleet:
Deepwater	44.7%	45.5%	49.9%	64.2%	60.0%
Towing-supply	—	—	—	46.7	31.6
Total	44.7%	45.1%	48.6%	63.6%	58.1%
West Africa fleet:
Deepwater	27.2%	17.5%	31.1%	41.5%	46.9%
Towing-supply	30.8	28.4	41.3	45.5	43.8
Other	42.3	53.1	39.2	51.5	56.6
Total	34.2%	30.6%	36.5%	45.7%	49.1%
Worldwide fleet:
Deepwater	50.7%	45.4%	51.5%	56.2%	59.1%
Towing-supply	54.4	52.4	52.8	58.0	57.9
Other	45.2	55.3	42.8	53.1	55.6
Total	50.9%	48.5%	50.9%	56.4%	58.3%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	85.1%	83.2%	91.0%	72.8%	80.1%
Towing-supply	85.7	74.6	79.4	89.0	91.4
Other	100.0	100.0	97.8	98.8	100.0
Total	86.3%	82.0%	88.6%	85.7%	84.6%
Middle East/Asia Pacific fleet:
Deepwater	82.1%	74.2%	73.1%	72.8%	86.1%
Towing-supply	68.5	79.2	78.6	82.2	82.9
Total	75.3%	76.8%	75.9%	77.7%	84.4%
Europe/Mediterranean fleet:
Deepwater	90.9%	95.1%	88.6%	89.2%	87.1%
Towing-supply	—	—	—	46.7	70.9
Total	90.9%	95.1%	88.6%	87.3%	86.4%
West Africa fleet:
Deepwater	90.8%	86.2%	50.9%	63.4%	68.3%
Towing-supply	66.7	63.8	62.6	62.4	65.1
Other	52.9	60.6	53.2	79.2	84.9
Total	63.1%	66.3%	55.0%	67.8%	72.5%
Worldwide fleet:
Deepwater	86.1%	83.4%	77.7%	78.8%	81.3%
Towing-supply	72.1	75.0	74.2	77.0	79.8
Other	57.5	65.5	58.9	81.9	86.8
Total	77.0%	78.2%	74.5%	78.5%	81.4%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$16,416	14,743	14,738	13,793	13,001
Towing-supply	7,576	7,506	7,707	8,532	9,337
Other	9,559	9,514	9,723	9,638	9,838
Total	$13,602	12,581	12,865	11,854	11,617
Middle East/Asia Pacific fleet:
Deepwater	$11,129	10,127	10,161	10,097	9,784
Towing-supply	6,471	6,180	6,128	6,041	5,897
Total	$9,002	8,040	8,009	7,863	7,746
Europe/Mediterranean fleet:
Deepwater	$12,368	13,257	12,600	12,682	12,336
Towing-supply	—	—	—	3,138	6,055
Total	$12,368	13,361	12,689	12,514	12,171
West Africa fleet:
Deepwater	$12,449	12,365	11,891	12,337	12,304
Towing-supply	14,136	17,122	16,158	13,389	12,810
Other	3,952	3,944	3,829	3,384	3,041
Total	$8,510	9,643	10,711	9,539	9,075
Worldwide fleet:
Deepwater	$13,265	12,756	12,620	12,342	11,892
Towing-supply	8,026	8,411	8,843	8,292	8,284
Other	5,059	5,163	5,243	4,524	4,137
Total	$10,749	10,503	10,799	10,267	9,940

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019

Americas
Vessel revenues	$32,068	28,705	34,044	31,859	33,333

Vessel operating costs:
Crew costs	$12,795	11,711	13,138	14,186	15,307
Repair and maintenance	2,065	1,259	1,703	2,171	3,067
Insurance	402	426	427	417	299
Fuel, lube and supplies	1,822	1,754	1,373	2,615	1,853
Other	2,306	2,486	1,956	2,673	4,082
Total vessel operating costs	$19,390	17,636	18,597	22,062	24,608

Vessel operating margin ($)	$12,678	11,069	15,447	9,797	8,726
Vessel operating margin (%)	39.5%	38.6%	45.4%	30.8%	26.2%

Americas - Select operating statistics
Average vessels - Total fleet	45	47	50	52	52
Utilization - Total fleet	57.2%	52.2%	58.3%	57.1%	59.8%

Average vessels - Active fleet	30	30	33	35	37
Utilization - Active fleet	86.3%	82.0%	88.6%	85.7%	84.6%

Average day rates	$13,602	12,581	12,865	11,854	11,617

Vessels commencing drydocks	1	—	5	5	1

Deferred drydocking and survey costs - beginning balance	$17,774	20,024	21,599	18,561	15,678
Cash paid for deferred drydocking and survey costs	1,015	1,086	1,819	5,912	5,381
Amortization of deferred drydocking and survey costs	(3,349)	(3,336)	(3,394)	(2,874)	(2,498)
Disposals, intersegment transfers and other	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$15,440	17,774	20,024	21,599	18,561

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019

Middle East/Asia Pacific
Vessel revenues	$25,042	23,280	23,983	24,828	26,651

Vessel operating costs:
Crew costs	$9,982	10,468	8,726	10,085	10,308
Repair and maintenance	2,899	2,385	2,196	2,586	3,838
Insurance	452	562	739	591	790
Fuel, lube and supplies	1,924	1,783	1,405	2,665	1,937
Other	3,532	2,057	2,412	1,696	2,864
Total vessel operating costs	$18,789	17,255	15,478	17,623	19,737

Vessel operating margin ($)	$6,253	6,025	8,505	7,205	6,913
Vessel operating margin (%)	25.0%	25.9%	35.5%	29.0%	25.9%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	43	45	52	55	55
Utilization - Total fleet	70.2%	69.9%	63.0%	63.0%	68.4%

Average vessels - Active fleet	40	41	43	45	44
Utilization - Active fleet	75.3%	76.8%	75.9%	77.7%	84.4%

Average day rates	$9,002	8,040	8,009	7,863	7,746

Vessels commencing drydocks	3	—	—	5	3

Deferred drydocking and survey costs - beginning balance	$18,666	21,116	23,139	16,513	12,572
Cash paid for deferred drydocking and survey costs	1,447	386	850	8,897	6,072
Amortization of deferred drydocking and survey costs	(3,082)	(3,036)	(2,589)	(2,271)	(2,131)
Disposals, intersegment transfers and other	—	200	(284)	—	—
Deferred drydocking and survey costs - ending balance	17,031	18,666	21,116	23,139	16,513

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019

Europe/Mediterranean
Vessel revenues	$15,775	17,716	20,620	29,491	29,180

Vessel operating costs:
Crew costs	$8,179	7,952	9,707	11,696	11,984
Repair and maintenance	1,133	869	1,278	3,141	3,617
Insurance	297	448	420	431	367
Fuel, lube and supplies	710	592	924	1,098	1,808
Other	1,214	1,274	1,547	2,522	2,098
Total vessel operating costs	$11,533	11,135	13,876	18,888	19,874

Vessel operating margin ($)	$4,243	6,581	6,744	10,603	9,306
Vessel operating margin (%)	26.9%	37.1%	32.7%	36.0%	31.9%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	31	32	37	41	45
Utilization - Total fleet	44.7%	45.1%	48.6%	63.6%	58.1%

Average vessels - Active fleet	15	15	20	30	30
Utilization - Active fleet	90.9%	95.1%	88.6%	87.3%	86.4%

Average day rates	$12,368	13,361	12,689	12,514	12,171

Vessels commencing drydocks	4	—	—	2	3

Deferred drydocking and survey costs - beginning balance	$7,147	9,143	10,387	9,406	7,379
Cash paid for deferred drydocking and survey costs	1,710	(361)	517	2,591	3,378
Amortization of deferred drydocking and survey costs	(1,540)	(1,635)	(1,710)	(1,610)	(1,335)
Disposals, intersegment transfers and other	—	—	(51)	—	(16)
Deferred drydocking and survey costs - ending balance	$7,317	7,147	9,143	10,387	9,406

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019

West Africa
Vessel revenues	$14,945	15,694	22,328	25,796	27,375

Vessel operating costs:
Crew costs	$5,804	6,555	7,120	8,520	8,472
Repair and maintenance	1,930	1,419	1,479	2,700	4,659
Insurance	296	517	424	346	(282)
Fuel, lube and supplies	1,765	2,628	2,681	3,374	4,184
Other	3,890	4,639	5,119	5,312	4,682
Total vessel operating costs	$13,685	15,758	16,823	20,252	21,715

Vessel operating margin ($)	$1,260	(64)	5,505	5,544	5,660
Vessel operating margin (%)	8.4%	(0.4)%	24.7%	21.5%	20.7%

West Africa - Select operating statistics
Average vessels - Total fleet	56	58	63	65	67
Utilization - Total fleet	34.2%	30.6%	36.5%	45.7%	49.1%

Average vessels - Active fleet	40	27	42	44	45
Utilization - Active fleet	63.1%	66.3%	55.0%	67.8%	72.5%

Average day rates	$8,510	9,643	10,711	9,539	9,075

Vessels commencing drydocks	—	—	—	3	1

Deferred drydocking and survey costs - beginning balance	$20,388	24,301	26,856	22,456	13,397
Cash paid for deferred drydocking and survey costs	(400)	(576)	911	7,467	11,905
Amortization of deferred drydocking and survey costs	(3,294)	(3,426)	(3,466)	(3,067)	(2,846)
Disposals, intersegment transfers and other	(14)	89	—	—	—
Deferred drydocking and survey costs - ending balance	$16,680	20,388	24,301	26,856	22,456

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019

Worldwide
Vessel revenues	$87,830	85,395	100,975	111,974	116,539

Vessel operating costs:
Crew costs	$36,760	36,686	38,691	44,487	46,071
Repair and maintenance	8,027	5,932	6,656	10,598	15,181
Insurance	1,447	1,953	2,010	1,785	1,174
Fuel, lube and supplies	6,221	6,757	6,383	9,752	9,782
Other	10,942	10,456	11,034	12,203	13,726
Total vessel operating costs	$63,397	61,784	64,774	78,825	85,934

Vessel operating margin ($)	$24,434	23,611	36,201	33,149	30,604
Vessel operating margin (%)	27.8%	27.6%	35.9%	29.6%	26.3%

Worldwide - Select operating statistics
Average vessels - Total fleet	175	182	202	213	219
Utilization - Total fleet	50.9%	48.5%	50.9%	56.4%	58.3%

Average vessels - Active fleet	125	113	138	153	157
Utilization - Active fleet	77.0%	78.2%	74.5%	78.5%	81.4%

Average day rates	$10,749	10,503	10,799	10,267	9,940

Vessels commencing drydocks	8	—	5	15	8

Deferred drydocking and survey costs - beginning balance	$63,975	74,584	81,981	66,936	49,026
Cash paid for deferred drydocking and survey costs	3,772	535	4,097	24,867	26,736
Amortization of deferred drydocking and survey costs	(11,265)	(11,433)	(11,159)	(9,822)	(8,810)
Disposals, intersegment transfers and other	(14)	289	(335)	—	(16)
Deferred drydocking and survey costs - ending balance	$56,468	63,975	74,584	81,981	66,936

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Net loss	$(29,427)	(38,081)	(110,664)	(18,524)	(60,574)

Interest and other debt costs	5,984	6,071	5,959	6,142	6,282
Income tax (benefit) expense	(4,477)	5,953	2,730	(5,171)	1,281
Depreciation	19,416	19,343	16,986	17,285	19,416
Amortization of deferred drydock and survey costs	11,265	11,434	11,158	9,822	8,810
EBITDA (A), (B), (C)	$2,761	4,720	(73,831)	9,554	(24,785)

Long-lived asset impairments and other	6,475	1,945	55,482	10,207	32,549
Affiliate credit loss impairment expense	(600)	—	53,581
Affiliate guarantee obligation	—	—	2,000	—	—
One-time integration related costs	291	641	446	129	2,123
Adjusted EBITDA (A), (B), (C)	$8,927	7,306	37,678	19,890	9,887

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2020, and for each of the prior four quarters includes non-cash, stock-based compensation expense of  $1,158, $1,223, $1,401, $1,335, and $2,972, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2020, and for each of the prior four quarters includes foreign exchange gains (losses) of  $(2,880), $(1,153), $(2,076), $864, and $(945), respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Net cash provided by (used in) operating activities (A)	$2,180	14,629	14,702	(27,525)	5,281

Cash interest expense	5,066	5,435	5,292	5,442	8,205
Interest income and other	(144)	(272)	(696)	(116)	(690)
Additions to property and equipment	(10,218)	(607)	(1,626)	(2,449)	(4,067)
Expansion capital	5,300	—	—	—	—
Free cash flow before proceeds from asset sales	2,184	19,185	17,672	(24,648)	8,729

Proceeds from asset sales	6,798	10,592	11,454	9,452	3,755

Free cash flow	$8,982	29,777	29,126	(15,196)	12,484

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers.  Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income.  Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(4,915)	18,858	(10,373)	(18,127)	32,826
Cash paid for deferred drydock and survey costs	(3,772)	(535)	(4,097)	(24,867)	(26,736)
Total sources (uses) of cash for changes in assets and liabilities	$(8,687)	18,323	(14,470)	(42,994)	6,090

Contacts

Tidewater Inc.

Jason Stanley

Vice President,

ESG and Investor Relations

713-470-5300

SOURCE: Tidewater Inc.